SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 15, 2004

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant's telephone number, including area code: (302) 774-1000

Item 7.01     Regulation FD Disclosure

               The Registrant furnishes, pursuant to Regulation FD, the following news release dated September 14, 2004, entitled "DuPont Updates Investors on Progress Toward Sustainable Growth - Leaders Discuss Operating Actions to Deliver Business Results."
September 15, 2004	Contact:	R. Clifton Webb
WILMINGTON, Del.		302-774-4005
r-clifton.webb@usa.dupont.com

               NEW YORK, Sept. 14, 2004 - At a briefing here today for securities analysts and investors, DuPont Chairman and Chief Executive Officer Charles O. Holliday, Jr. and other senior leaders provided an update on the company's progress in achieving sustainable growth.

               "DuPont today is squarely focused on executing the strategy we have in place and delivering results through more innovation, stronger growth and higher productivity," Holliday said.

               Holliday discussed the critical actions DuPont has taken - and is taking - to grow the company's businesses and build shareholder value. He described how DuPont is driving global competitiveness as a more market-focused, science-based company following the divestiture of INVISTA™ ..

               DuPont Executive Vice President and Chief Operating Officer Richard R. Goodmanson confirmed that productivity and organizational actions to achieve a $900 million cost improvement by 2005 are on track. And DuPont Senior Vice President and Chief Financial Officer Gary M. Pfeiffer reconfirmed the company's 2004 full-year earnings guidance, before special items, as reported in the company's second quarter earnings press release.

               "We are executing our game plan: putting science to work, going where the growth is in key markets and geographies, and unleashing the power of One DuPont," Holliday said. "Our research and development is hard-wired to market needs, more quickly creating new offerings that our customers value. We are operating our company with a clear mandate to deliver results that meet or exceed our goals of 6 percent revenue growth and 10 percent EPS growth across economic cycles."

               "DuPont has made the changes necessary to become a stronger company," Holliday said. Since 1997, DuPont has made transformative changes in its business profile, which have positioned the company in important growth markets, made it less vulnerable to capacity and petrochemical cyclicality, and established the foundation for strong, sustainable trendline earnings growth.

               "The buying and selling phase of our transformation is complete," Holliday said. "Our five growth platforms now embody the businesses and intellectual assets required to succeed in the growth markets we have targeted and the industries we serve."

               "We are now focused on executing the plan and driving operational excellence across all functions in the company," Holliday said. "Our performance will be judged on how well we execute and deliver results."

               In 2002, DuPont aligned the company's businesses into five market- and technology-based growth platforms: Agriculture & Nutrition; Coatings & Color Technologies; Electronic & Communication Technologies; Performance Materials; and Safety & Protection. Today, the group vice presidents for the growth platforms each provided an overview of their business performance, market growth opportunities, and innovations - both recently delivered and in the pipeline.

               DuPont Chief Science and Technology Officer Thomas M. Connelly and DuPont Chief Marketing and Sales Officer Diane H. Gulyas outlined some key market-driven innovations from DuPont research and development that are now generating growth for the company. Recent examples include:

--	Revolutionary Advanced Composite Technology medical fabrics for healthcare professionals;

--	DuPont™ SuperSolids™ ultra-low emissions coatings technology for the automotive industry;

--	DuPont™ Cyrel® FAST solvent-free plates for the printing industry;

--	Structurally strong and aesthetically pleasing DuPont™ SentryGlas® Plus laminated glass for the construction industry; and

--	Patent-protected sulfonylurea blend formulations and delivery systems from DuPont Crop Protection.

               "Our science and marketing organizations together are focused on market-driven innovations with clearer value propositions and more rapid connection between market insight and product development," Gulyas said.

               DuPont has redirected a higher percentage of resources within the company's broad research and development platforms toward programs that will help achieve growth objectives. DuPont is on track to achieve its 2005 target of 33 percent of sales from products introduced in the last five years.

               "In late 2000 when we began our R&D revitalization, 40 percent of our technology resources and assets were dedicated to growth, while the balance was allocated to support existing products and operations," Connelly said. "By 2003, 55 percent of research was dedicated to growth. Next year, we will focus 65 percent of the company's research on growth. Our objective is clear - get more impact from our innovation."

               In his review of key financial topics, Pfeiffer reinforced that the company's financial strength is an important asset in supporting growth.

               DuPont has a strong financial position because it has developed and sustained solid businesses with strong cash flow, while maintaining disciplined use of that cash. This includes strategically allocating capital expenditures; tightly controlling working capital; investing for growth organically or via financially compelling "bolt-on" acquisitions; and returning excess cash to shareholders via dividends and/or share repurchases.

               "The balance sheet strength that DuPont and its shareholders enjoy today is a direct result of the company's commitment to financial discipline," Pfeiffer said. "That rigor positions us to enhance the growth objectives of the company - and our financial discipline ensures that, as we grow our top and bottom line, we continue to steadily grow our Return on Invested Capital. We create shareholder value by never losing sight of these fundamentals."

               Today's briefing was broadcast live on the Internet at DuPont's website www.dupont.com. An audio replay of the meeting with supporting charts will be archived and accessible for future reference in the Investor Center on the DuPont website.

Use of non-GAAP Measures

               Management believes that earnings before special items, a "non-GAAP" measure, is meaningful to investors because it provides insight with respect to ongoing operating results of the company. Special items represent significant charges or credits that are important to an understanding of the company's ongoing operations. Such measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. A reconciliation of non-GAAP measures to GAAP is provided in the company's second quarter earnings press release.

               DuPont is a science company. Founded in 1802, DuPont puts science to work by creating sustainable solutions essential to a better, safer, healthier life for people everywhere. Operating in more than 70 countries, DuPont offers a wide range of innovative products and services for markets including agriculture, nutrition, electronics, communications, safety and protection, home and construction, transportation and apparel.

Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by DuPont, particularly its latest annual report on Form 10-K and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which the company does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of agricultural products.

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9/14/04

The DuPont Oval, DuPont™ , The miracles of science™ , and SuperSolids™ , Cyrel® FAST and SentryGlas® are registered trademarks or trademarks of DuPont or its affiliates.

SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ D. B. Smith
D. B. Smith
Vice President & Controller

September 15, 2004